                                  Exhibit 99.3

  Series 2001-2 Monthly Certificateholders' Statement for the month of May 2002

                                                                   Series 2001-2


                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                 Series 2001-2

  Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the
     "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
     Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association
 as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
        The information with respect to Series 2001-2 is set forth below:

     Date of the Certificate                      June 10, 2002
     Monthly Period ending                         May 31, 2002
     Determination Date                           June 10, 2002
     Distribution Date                            June 17, 2002

-----------------------------------------------------------------------------------------------------------------------------
                                                     General
-----------------------------------------------------------------------------------------------------------------------------
101  Amortization Period                                                                              No            101
102  Early Amortization Period                                                                        No            102
103  Class A Investor Amount paid in full                                                             No            103
104  Class B Investor Amount paid in full                                                             No            104
105  Collateral Interest Amount paid in full                                                          No            105
106  Saks Incorporated is the Servicer                                                                Yes           106

-----------------------------------------------------------------------------------------------------------------------------
                                                  Investor Amount
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                as of the end of
                                                                as of the end of the              the relevant
                                                                prior Monthly Period             Monthly Period
                                                                --------------------           -----------------
107  Series 2001-2 Investor Amount                               $      450,000,000    107(a)  $    450,000,000     107(b)
108    Class A Investor Amount                                   $      333,000,000    108(a)  $    333,000,000     108(b)
109    Class B Investor Amount                                   $       36,000,000    109(a)  $     36,000,000     109(b)
110    Class C Investor Amount                                   $       65,250,000    110(a)  $     65,250,000     110(b)
111    Class D Investor Amount                                   $       15,750,000    111(a)  $     15,750,000     111(b)

112  Series 2001-2 Adjusted Investor Amount                      $      450,000,000    112(a)  $    450,000,000     112(b)
113    Class A Adjusted Investor Amount                          $      333,000,000    113(a)  $    333,000,000     113(b)
114      Principal Account Balance with respect to Class A       $                -    114(a)  $              -     114(b)
115    Class B Adjusted Investor Amount                          $       36,000,000    115(a)  $     36,000,000     115(b)
116      Principal Account Balance with respect to Class B       $                -    116(a)  $                    116(b)
117    Class C Adjusted Investor Amount                          $       65,250,000    117(a)  $     65,250,000     117(b)
118      Principal Account Balance with respect to Class C       $                -    118(a)  $              -     118(b)
119    Class D Investor Amount                                   $       15,750,000    119(a)  $     15,750,000     119(b)

                                                                                               for the relevant
                                                                                                Monthly Period

120  Series 2001-2 average Adjusted Investor Amount                                            $    450,000,000     120
121  Class A average Adjusted Investor Amount                                                  $    333,000,000     121
122  Class B average Adjusted Investor Amount                                                  $     36,000,000     122
123  Class C average Adjusted Investor Amount                                                  $     65,250,000     123
124  Class D average Investor Amount                                                           $     15,750,000     124

125  Class A Certificate Rate                                                                           2.08000%    125
126  Class B Certificate Rate                                                                           2.49000%    126
127  Class C Certificate Rate                                                                           3.34000%    127

                                                                                               as of the end of
                                                                     for the relevant            the relevant
                                                                      Monthly Period            Monthly Period
                                                                     ----------------          ----------------
128  Series 2001-2 Investor Percentage with respect to                   37.64%        128(a)       38.98%          128(b)
     Finance Charge Receivables
129    Class A                                                           27.85%        129(a)       28.84%          129(b)
130    Class B                                                            3.01%        130(a)        3.12%          130(b)
131    Class C                                                            5.46%        131(a)        5.65%          131(b)
132    Class D                                                            1.32%        132(a)        1.36%          132(b)

133  Series 2001-2 Investor Percentage with respect to                   37.64%        133(a)       38.98%          133(b)
     Principal Receivables
134    Class A                                                           27.85%        134(a)       28.84%          134(b)
135    Class B                                                            3.01%        135(a)        3.12%          135(b)
136    Class C                                                            5.46%        136(a)        5.65%          136(b)
137    Class D                                                            1.32%        137(a)        1.36%          137(b)

138  Series 2001-2 Investor Percentage with respect to                   37.64%        138(a)       38.98%          138(b)
     Allocable Amounts
139    Class A                                                           27.85%        139(a)       28.84%          139(b)
140    Class B                                                            3.01%        140(a)        3.12%          140(b)
141    Class C                                                            5.46%        141(a)        5.65%          141(b)
142    Class D                                                            1.32%        142(a)        1.36%          142(b)

                                                                   Series-2001-2

---------------------------------------------------------------------------------------------------------
                                    Series 2001-2 Investor Distributions
---------------------------------------------------------------------------------------------------------

  143  The sum of the daily allocations of collections of Principal
       Receivables for the relevant Monthly Period                                $              -    143

  144  Class A distribution of collections of Principal Receivables per
       $1,000 of original principal amount                                        $              -    144

  145  Class B distribution of collections of Principal Receivables per
       $1,000 of original principal amount                                        $              -    145

  146  Class C distribution of collections of Principal Receivables per
       $1,000 of original principal amount                                        $              -    146

  147  Class D distribution of collections of Principal Receivables per
       $1,000 of original principal amount                                        $              -    147

  147  Class A distribution attributable to interest per $1,000 of
       original principal amount                                                  $           1.91    147

  148  Class B distribution attributable to interest per $1,000 of
       original principal amount                                                  $           2.28    148

  149  Class C distribution attributable to interest per $1,000 of
       original principal amount                                                  $           3.06    149

  150  Class D distribution attributable to interest per $1,000 of
       original principal amount                                                  $              -    150

  151  Monthly Servicing Fee for the next succeeding Distribution Date per
       $1,000 of original principal amount                                        $           1.67    151

---------------------------------------------------------------------------------------------------------
                                  Collections Allocated to Series 2001-2
---------------------------------------------------------------------------------------------------------
  152  Series allocation of collections of Principal Receivables                  $     92,814,888    152
  153   Class A                                                                   $     68,683,017    153
  154   Class B                                                                   $      7,425,191    154
  155   Class C                                                                   $     13,458,159    155
  156   Class D                                                                   $      3,248,521    156

  157  Series allocation of collections of Finance Charge Receivables             $      8,414,666    157
  158   Class A                                                                   $      6,226,853    158
  159   Class B                                                                   $        673,173    159
  160   Class C                                                                   $      1,220,127    160
  161   Class D                                                                   $        294,513    161

       Available Funds
       ---------------
  162   Class A Available Funds                                                   $      6,226,853    162
  163  The amount to be withdrawn from the Reserve Account to be included in
       Class A Available funds                                                    $              -    163
  164  Principal Investment Proceeds to be included in Class A Available Funds    $              -    164

  165  The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class A Available funds                          $              -    165

  166   Class B Available Funds                                                   $        673,173    166
  167  The amount to be withdrawn from the Reserve Account to be included
       in Class B Available funds                                                 $              -    167
  168  Principal Investment Proceeds to be included in Class B Available
       Funds                                                                      $              -    168

  169   Class C Available Funds                                                   $      1,220,127    169
  170  The amount to be withdrawn from the Reserve Account to be included
       in Collateral Interest Available Funds                                     $              -    170
  171  Principal Investment Proceeds to be included in Collateral Interest
       Available Funds                                                            $              -    171

  172  Class D Available Funds                                                    $        294,513    172

---------------------------------------------------------------------------------------------------------
                                        Application of Collections
---------------------------------------------------------------------------------------------------------
       Class A
       -------
  172  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that
       were due but not paid on a prior                                           $        634,920    172
  173  If Saks Incorporated is no longer the Servicer, an amount equal to
       Class A Servicing fee for the related Distribution Date                    $              -    173
  174  Class A Allocable Amount                                                   $      1,380,425    174
  175  An amount to be included in the Excess Spread                              $      4,211,508    175

                                                                   Series 2001-2

    Class B
    -------
176 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any
    additional interest with respect to interest amounts that were due but not         $         82,170    176
    paid on a prior Distribution Date

177 If Saks Incorporated is no longer the Servicer, an amount equal to Class B
    Servicing fee for the related Distribution Date                                    $              -    177

178 An amount to be included in the Excess Spread                                      $        591,003    178

    Class C
    -------
179 If Saks Incorporated is no longer the Servicer, an amount equal to Class C
    Servicing fee for the related Distribution Date                                    $              -    179

180 An amount to be included in the Excess Spread                                      $      1,220,127    180

    Class D
    -------
181 If Saks Incorporated is no longer the Servicer, an amount equal to Class D
    Servicing fee for the related Distribution Date                                    $              -    181

182 An amount to be included in the Excess Spread                                      $        294,513    182

181 Available Excess Spread                                                            $      6,317,151    181

182 Available Shared Excess Finance Charge Collections                                 $              -    182

183 Total Cash Flow available for Series 2001-2 waterfall                              $      6,317,151    183

184 Fund any Class A Required Amount                                                   $              -    184

185 Class A Investor Charge Offs which have not been previously reimbursed             $              -    185

186 Class B Required Amount to the extent attributable to line 176 and line 177
                                                                                       $              -    186
187 Class B Allocable Amount                                                           $        149,235    187

188 Excess of the Required Reserve Account Amount over the amount held in the
    Reserve Account                                                                    $              -    188

189 An amount equal to any unreimbursed reductions of the Class B Investor
    Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated         $              -    189
    Principal Collections; (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount

190 Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
    paid on a prior Distribution Date                                                  $        199,774    190

191 Servicing Fee due for the relevant Monthly Period and not paid above plus
    any amounts previously due but not distributed to the Servicer                     $        750,000    191

192 Class C Allocable Amount                                                           $        270,489    192

193 Class D Allocable Amount                                                           $         65,290    193

194 Any unreimbursed reductions of the Class C Investor Amount, if any, due
    to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections; (iii)         $              -    194
    reallocations of the Class C Investor Amount to the Class A or Class B
    Investor Amount

195 Any unreimbursed reductions of the Class D Investor Amount, if any, due
    to: (i) Class D Charge Offs; (ii) Reallocated Principal Collections; (iii)         $              -    195
    reallocations of the Class D Investor Amount to the Class A or Class B or
    Class C Investor

196 Excess of the Required Spread Account Amount over the available Spread
    Account Amount                                                                     $              -    196

197 The aggregate of any other amounts, if any, then due to the Collateral             $              -    197
    Interest

198 Shared Excess Finance Charge Collections                                           $      4,882,363    198
--------------------------------------------------------------------------------------------------------------
                                      Determination of Monthly Principal
--------------------------------------------------------------------------------------------------------------
199 Available Principal Collections held in the Collection Account                     $     92,814,888    199

200 Controlled Accumulation Amount for the Monthly Period                              $              -    200

201 Deficit Controlled Accumulation Amount                                             $              -    201

202 Principal Collections deposited for the Monthly Period                             $              -    202

203 Class A Monthly Principal                                                          $              -    203

204 Class B Monthly Principal (only after payout of Class A or the
    accumulation of the Class A Investor Amount)                                       $              -    204

205 Available Principal Collections held in the Collection Account less
    portion of such Collections applied to Class A Monthly Principal                   $     92,814,888    205

206 Controlled Deposit Amount less Class A Monthly Principal                           $              -    206

207 Class C Monthly Principal (only after payout of Class A and Class B or the
    accumulation of the Class A and Class B Investor Amount)                           $              -    207

208 Available Principal Collections held in the Collection Account less portion
    of such Collections applied to Class A and Class B Monthly Principal               $     92,814,888    208

209 Controlled Deposit Amount less Class A and Class B Monthly Principal               $              -    209

                                                                   Series 2001-2

  210  Class D Monthly Principal (only after payout of Class A and Class B or
       accumulation of the Class A and Class B Investor Amount)                         $         -    210
  211  Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B , and CTO Monthly
       Principal                                                                        $92,814,888    211
  212  Controlled Deposit Amount less Class A, Class B, and Class C Monthly
       Principal                                                                        $         -    212

--------------------------------------------------------------------------------------------------------------
                                            Reallocated Principal Collections
--------------------------------------------------------------------------------------------------------------

  213  Reallocated Principal Collections                                                $         -    213
  214    Class D Subordinated Principal Collections (to the extent needed to fund
       Required Amounts)                                                                $         -    214
  215    Class C Subordinated Principal Collections (to the extent needed to fund
       Required Amounts)                                                                $         -    215
  216    Class B Subordinated Principal Collections (to the extent needed to fund
       Required Amounts)                                                                $         -    216

--------------------------------------------------------------------------------------------------------------
                              Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
--------------------------------------------------------------------------------------------------------------
                                                                     %                    Amount
                                                              -----------------         -----------
  217  Series 2001-2 Default Amount                                37.64%        217(a) $ 1,865,439    217(b)
  218  Class A Investor Default Amount                             27.85%        218(a) $ 1,380,425    218(b)
  219  Class B Investor Default Amount                              3.01%        219(a) $   149,235    219(b)
  220  Class C Investor Default Amount                              5.46%        220(a) $   270,489    220(b)
  221  Class D Investor Default Amount                              1.32%        221(a) $    65,290    221(b)

  222  Series 2001-2 Adjustment Amount                                                  $         -    222
  223  Class A Adjustment Amount                                                        $         -    223
  224  Class B Adjustment Amount                                                        $         -    224
  225  Class C Adjustment Amount                                                        $         -    225
  226  Class D Adjustment Amount                                                        $         -    226

  227  Series 2001-2 Allocable Amount                                                   $ 1,865,439    227
  228  Class A Allocable Amount                                                         $ 1,380,425    228
  229  Class B Allocable Amount                                                         $   149,235    229
  230  Class C Allocable Amount                                                         $   270,489    230
  231  Class D Allocable Amount                                                         $    65,290    231

--------------------------------------------------------------------------------------------------------------
                                                  Required Amounts
--------------------------------------------------------------------------------------------------------------

  231  Class A Required Amount                                                          $         -    231
  232  Class A Monthly Interest for current Distribution Date                           $   634,920    232
  233  Class A Monthly Interest previously due but not paid                             $         -    233
  234  Class A Additional Interest for prior Monthly Period or previously due
       but not paid                                                                     $         -    234
  235  Class A Allocable Amount for current Distribution Date                           $ 1,380,425    235
  236  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)           $         -    236

  237  Class B Required Amount                                                          $         -    237
  238  Class B Monthly Interest for current Distribution Date                           $    82,170    238
  239  Class B Monthly Interest previously due but not paid                             $         -    239
  240  Class B Additional Interest for prior Monthly Period or previously due
       but not paid                                                                     $         -    240
  241  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)           $         -    241
  242  Excess of Class B Allocable Amount over funds available to make payments         $         -    242

  243  Class C Required Amount                                                          $         -    243
  244  Class C Monthly Interest for current Distribution Date                           $   199,774    244
  245  Class C Monthly Interest previously due but not paid                             $         -    245
  246  Class C Additional Interest for prior Monthly Period or previously due
       but not paid                                                                     $         -    246
  247  Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)           $         -    247
  248  Excess of Class C Allocable Amount over funds available to make payments         $         -    248

--------------------------------------------------------------------------------------------------------------
                                            Reduction of Investor Amounts
--------------------------------------------------------------------------------------------------------------

       Class A
       -------
  249  Class A Investor Amount reduction                                                $         -    249
  250    Class A Investor Charge Off                                                    $         -    250

       Class B
       -------
  251  Class B Investor Amount reduction                                                $         -    251
  252    Class B Investor Charge Off                                                    $         -    252
  253    Reductions of the Class B Investor Amount due to Class A Allocable Amount      $         -    253
  254    Reallocated Principal Collections applied to Class A                           $         -    254

                                                                   Series 2001-2

       Class C
       ------
  255  Class C Investor Amount reduction                                           $           -    255
  256    Class C Investor Charge Off                                               $           -    256
  257    Reductions of the Class C Investor Amount due to Class A and Class B
       Allocable Amounts                                                           $           -    257
  258    Reallocated Principal Collections applied to Class A and Class B          $           -    258

       Class D
       -------
  259  Class D Investor Amount reduction                                           $           -    259
  260    Class D Investor Charge Off                                               $           -    260
  261    Reductions of the Class D Investor Amount due to Class A, Class B, or
       Class C Allocable Amounts                                                   $           -    261
  262    Reallocated Principal Collections applied to Class A, Class B, and
       Class C                                                                     $           -    262

---------------------------------------------------------------------------------------------------------
                                              Servicing Fee
---------------------------------------------------------------------------------------------------------

  263  Series 2001-2 Servicing Fee                                                 $     750,000    263
  264    Class A Servicing Fee                                                     $     555,000    264
  265    Class B Servicing Fee                                                     $      60,000    265
  266    Class C Servicing Fee                                                     $     108,750    266
  267    Class D Servicing Fee                                                     $      26,250    267

---------------------------------------------------------------------------------------------------------
                                              Spread Account
---------------------------------------------------------------------------------------------------------

  268  Beginning balance of Spread Account                                         $           -    268
  269  Required Spread Account Amount                                                         0     269
  270  Required Spread Account Percentage                                                   0.00%   270
  271  Deposits to the Spread Account pursuant to line 188                         $           -    271
  272  Withdrawals from the Spread Account                                         $           -    272
  273  Ending balance of Spread Account                                            $           -    273

  274  Excess Spread Percentage (including Shared Excess Finance Charge                    12.68%   274
       Collections)
  275  Average Excess Spread Percentage                                                    13.65%   275

---------------------------------------------------------------------------------------------------------
                                              Reserve Account
---------------------------------------------------------------------------------------------------------

  276  Required Reserve Account Amount (if applicable)                             $           -    276
  277  Reserve Account reinvestment rate (if applicable)                           $           -    277
  278  Reserve Account reinvestment earnings                                       $           -    278
  279  Reserve Account balance                                                     $           -    279

  280  Accumulation Period Length                                                   12 months       280

---------------------------------------------------------------------------------------------------------
                                                Excess Spread
---------------------------------------------------------------------------------------------------------

  281  Portfolio Yield for Monthly Period (excluding Shared Excess Finance
       Charge Collections from other Series)                                               16.90%   281
  282  Base Rate for Monthly Period                                                         4.22%   282
  283  Portfolio Yield minus Base Rate for such Monthly Period (Portfolio
       Adjusted Yield)                                                                     12.68%   283
  284  Three month average of Portfolio Yield minus Base Rate                              13.65%   284

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 2002.

       Saks Incorporated,
        as Servicer

       By /s/ Scott A. Honnold
       -------------------------------------------

       Name: Scott A. Honnold
       Title: Vice President and Treasurer